                                                                   EXHIBIT 10.14
                             AMENDED AND RESTATED
                            SECURED PROMISSORY NOTE
                            -----------------------


$145,000                                                       May 4, 1997


          This Amended and Restated Secured Promissory Note ("Note"), entered into this 4th day of May, 1997 by Coyote Sports, Inc., a Nevada corporation ("Borrower"), in favor of Steve Kerr ("Lender"), amends and restates in its entirety that certain Secured Promissory Note of Borrower in favor of Lender dated as of April 4, 1997.

                                    RECITALS

     A. A certain Secured Promissory Note was entered into on April 4, 1997, by Borrower and Lender (the "Original Note").

     B. Borrower has requested certain modifications to the Original Note as provided herein, including the extension of the Original Note.

     C. Lender is willing to modify the Original Note as provided herein, subject to the terms and conditions as set forth herein.

     1. OBLIGATION. FOR VALUE RECEIVED, Borrower hereby promises to pay to the order of Lender, subject to the terms and conditions of this Note, the principal amount of One Hundred Forty-Five Thousand Dollars ($145,000) on June 16, 1997, or, as determined pursuant to Section 10 hereof.

     2. INTEREST. The unpaid principal 'balance hereof shall bear interest at a rate of eight percent (8%) per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. All principal, interest and other amounts unpaid after default shall bear interest, payable on demand, computed at a rate equal to five percent (5%) per annum plus the rate otherwise payable hereunder. Principal of and interest on this Note shall be payable in lawful money of the United States of America. This Note may be prepaid in full or part at any time without premium or penalty. Payments shall be applied first to accrued interest, if any, and then to principal.

     3. SECURITY. To secure payment of Borrower's obligations under this Note, Borrower grants to Lender the security interests established pursuant to the following security agreements:

          (i)   Stock Pledge Agreement (the "AGI Pledge"), dated April 4, 1997,
                ----------------------
                pledging entire interest of Borrower in Apollo Golf, Inc., a New Jersey corporation ("AGI").

          (ii)  Stock Pledge Agreement (the "ASHL Pledge"), dated April 4, 1997,
                ----------------------
                pledging entire interest of Borrower in Apollo Sports Holdings Limited, a limited company organized in England and Wales ("ASHL").

          (iii) Personal Guaranty, dated April 4, 1997, by Mel Stonebraker.
                -----------------

          (iv)  Personal Guaranty, dated April 4, 1997, by James Probst.
                -----------------

          (v)   Guaranty, dated May 5, 1997, by ASHL, which guaranty is further
                --------
                secured by a pledge providing Lender with a lien in all of ASHL's right, title and interest in, to and all of the assets of ASHL, real or personal, tangible or intangible, now existing or hereafter arising or acquired, including, without limitation, all accounts, inventory, equipment, machinery, fixtures, contract rights, chattel paper, instruments, general intangibles, documents and other obligations of any kind, all bank accounts, monies, revenues, credits, claims, demands, goodwill and any claims or causes of action arising from or relating to any of the foregoing, all proceeds, additions of or to any and all of the assets described herein, and all personal property and physical assets owned by ASHL (the "ASHL Asset Pledge"), which lien shall be subsequent only to those liens in favor of Midlands Bank plc dated September 18, 1996 (the "Midlands Lien").

          (vi)  Collateral Assignment of Economic Benefits of Membership
                --------------------------------------------------------
                Interests (the "LLC Pledge") dated May 4, 1997, by
                ---------
                Borrower, pledging the entire interest of Borrower in Cape Composites LLC ("Cape Composites"), a Colorado limited liability company.

In addition, Borrower hereby grants to Lender a security interest in all of Borrower's right, title and interest in, to and all of the assets of the Borrower, now existing or hereafter arising or acquired, including, without limitation, all accounts, contract rights, chattel paper, instruments, general intangibles, documents and other obligations of any kind, all bank accounts, monies, revenues, credits, claims, demands, goodwill and any claims or causes of action arising from or relating to any of the foregoing, all proceeds, additions of or to any and all of the assets described herein, and all personal property and physical assets owned by the Borrower.

     4. ADDITIONAL CONSIDERATION. As an inducement to Lender to enter into this Note and to consummate the transactions contemplated herein, Borrower shall provide Lender with the following additional consideration.

          (a) INITIAL PUBLIC OFFERING ON OR BEFORE AUGUST 31, 1997. If Borrower shall first offer shares of its capital stock to the public pursuant to a registered public offering on or before August 31, 1997, Borrower shall, within five (5) days of such offering, deliver to Lender four thousand eight hundred thirty-three (4,833) shares of such offered stock and warrants representing the right of Lender to purchase nineteen thousand three hundred thirty-three (19,333) shares of such offered stock at a strike price of equal to the strike price of the warrants issued pursuant to such offering.

          (b) INITIAL PUBLIC OFFERING BETWEEN SEPTEMBER 1, 1997 AND DECEMBER 31, 1997. If Borrower shall first offer shares of its capital stock to the public pursuant to a registered public offering between September 1, 1997 and December 31, 1997, Borrower shall, within five (5) days of such offering, deliver to Lender seven thousand two hundred fifty (7,250) shares of such offered stock and warrants representing the right of Lender to purchase up twenty-four thousand one hundred sixty-seven (24,167) shares of such offered stock at a strike price equal to the strike price of the warrants issued pursuant to such offering.

          (c) INITIAL PUBLIC OFFERING AFTER DECEMBER 31, 1997. If Borrower shall fail to offer shares of its capital stock to the public pursuant to a registered public offering on or before December 31, 1997, Borrower shall deliver to Lender: (i) within five (5) days of December 31, 1997, shares of equal to an amount representing twenty-four one hundredths of one percent (.24%) of the then-outstanding shares of common stock of Borrower; and (ii) within five (5) days of the first day on which Borrower's common stock is offered to the public pursuant to a registered public offering, either, at Borrower's option: (A) warrants representing the right of Lender to purchase twenty-four thousand one hundred sixty-seven (24,167) shares of such offered stock at a strike price equal to the strike price of the warrants issued pursuant to such offering, or (B) forty-eight thousand three hundred thirty-three dollars ($48,333). Lender shall have an option to require Borrower to purchase such shares issued pursuant to this
          Section 4(c) at an aggregate price of thirty-six thousand two hundred fifty dollars ($36,250).

     5. REPRESENTATIONS AND WARRANTIES. As an inducement to Lender to enter into this Note and to consummate the transactions contemplated herein, Borrower hereby represents and warrants to Lender and agrees as follows on the date hereof and (except as specifically provided otherwise below) as long as any amount is payable by Borrower under this Note:

          (a) ORGANIZATION OF BORROWER. Borrower is a corporation organized, validly existing and in good standing under the laws of the State of Nevada. Borrower has full power and authority to own or lease and operate its properties and to carry on its business as now conducted or as proposed to be conducted. The name appearing above is the correct name of Borrower, and Borrower does not do business under any other names. Borrower shall immediately advise Lender of a change of name, identity, or corporate structure.

          (b) AUTHORIZATION; VALIDITY; NO CONFLICT. Borrower has full power and authority to enter into this Note. The execution, delivery and performance of this Note by Borrower have been duly authorized by Borrower and, upon execution and delivery, this Note will be the legal, valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms, except to the extent limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditor's rights. Neither the execution and delivery of Note nor the consummation of the transactions contemplated thereunder, nor compliance with or fulfillment of the terms, conditions and provisions herein will (i) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default, or an event creating rights of acceleration, termination or cancellation under the Articles of Incorporation (as amended) or Bylaws (as amended) of Borrower, or any instrument, agreement, mortgage, judgment, order, award, decree or other restriction to which Borrower is a party, or (ii) require the approval, consent or authorization of, or the making of any declaration, filing or registration with any third party.

          (c) FINANCIAL INFORMATION. To the best knowledge of Borrower, the financial information delivered to Lender is correct and complete in all material respects and fairly presents the financial position of Borrower as of the indicated dates.

          (d) NO ADVERSE CHANGE. There has been no change in the business or operations of Borrower that might be reasonably expected to materially and adversely affect the ability of the Borrower to carry on business substantially as now being conducted or to materially adversely affect the financial condition of the Borrower.

          (e) OWNERSHIP OF INTERESTS PLEDGED. Borrower has good, indefeasible and sole title to the interests pledged by it pursuant to the AGI Pledge, ASHL Pledge and the LLC Pledge, free and clear of all liens, claims, security interests, and other encumbrances.

          (f) LITIGATION; COMPLIANCE WITH LAWS. There are no lawsuits, proceedings, claims or governmental investigations pending or, to the best knowledge of Borrower and except as disclosed to Lender, threatened, by or against Borrower or its properties or business or relating to the ownership, use or operation of Borrower's assets or the conduct of the business related thereto. Borrower has complied in all material respects with federal, state, local and other laws, ordinances, regulations or orders applicable to it or its business or assets.

          (g) BUSINESS PURPOSE. Borrower will use the proceeds of the loan evidenced by this Note for business purposes only.

          (h) OTHER INFORMATION; NO OMISSIONS. None of the representations and warranties made by Borrower in this Agreement is false or misleading in any material respect or omits to state a material fact necessary in order to make any of the statements therein not misleading. To the best of the Borrower's knowledge, there is no fact which adversely affects or in the future is likely to affect adversely the business, property or assets of Borrower taken as a whole in any material respect which has not been disclosed to Lender.

     6. NEGATIVE COVENANTS. From and after the date hereof and so long as any amount is outstanding under this Note, except to the extent compliance in any case or cases is waived in writing by Lender, Borrower shall not, and shall not cause or permit AGI, ASHL or any other subsidiary of Borrower to, directly or indirectly:

          (a) INDEBTEDNESS. Create, assume, incur or have outstanding any indebtedness (including purchase money indebtedness), or become liable, whether as endorser, guarantor or surety or otherwise, for any debt or obligation of any other person, firm or corporation, except
          (i) the indebtedness of Borrower hereunder and other indebtedness and liabilities of Borrower to Lender; (ii) endorsement for collection or deposit of any commercial paper secured in the ordinary course of business; (iii) obligations of Borrower for taxes, assessments, municipal or other governmental charges; (iv) obligations of Borrower for accounts payable, other than for money borrowed, incurred in the ordinary course of business; and (v) obligations existing on the date hereof which are disclosed on the financial statements referred to in
          Section 8(a) hereof.

          (b) TRANSFER; MERGER. Merge, consolidate, sell, transfer, lease, encumber or otherwise dispose of all or any part of its property, assets or business, or sell or discount any of its notes or accounts receivable, except in the ordinary course of business.

          (c) DISTRIBUTIONS. Pay or make any dividends or other distributions to its shareholders or redeem, purchase or set aside any sums for the purchase or payment of its capital stock.

          (d) VALUE OF COLLATERAL. Take any actions resulting in the diminution of the value of Borrower, AGI or ASHL or any other subsidiary of Borrower, or to create, assume, incur, suffer or permit to exist any mortgage, pledge, encumbrance, security interest, assignment, lien or charge of any kind or character upon the assets of Borrower, AGI or ASHL (other than the Midlands Lien).

          (e) ACTIONS REGARDING AGI AND ASHL. Take any actions which would result in: (i) the merger, consolidation, sale, transfer, lease, encumbrance or any other disposition of all or any part of the property, assets or business of AGI or ASHL; or (ii) the sale or discount of any of the notes or accounts receivable of AGI or ASHL, except in the ordinary course of their businesses.

     7. AFFIRMATIVE COVENANTS. From and after the date hereof and so long as any amount is outstanding under this Note, except to the extent compliance is in any case or cases waived in writing by Lender, Borrower shall:

          (a) CONTINUED OWNERSHIP OF AGI AND ASHL. Continue to own, without lien or encumbrance (other than any liens and encumbrances in favor of Secured Parties as defined in AGI Pledge and the ASHL Pledge), all of the outstanding shares of capital stock of AGI and ASHL.

          (b) USE OF PROCEEDS. Use the proceeds of the Loan only for purposes of ordinary working capital requirements of Borrower.

          (c) FINANCIAL STATEMENTS. Establish and maintain a standard and modem system of accounting, on the accrual basis of accounting and in all respects in accordance with GAAP, and shall furnish to Lender or its authorized representatives such information respecting the business affairs, operations and financial condition of Borrower, as reasonably may be requested.

          (d) ACCESS TO RECORDS. Allow Lender access to its books and records, as Lender may reasonably request.

          (e) INSURANCE. Insure and keep insured in good and responsible insurance companies, and cause AGI and ASHL to insure and keep insured in good and responsible insurance companies, all insurable property owned by it (or them) which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from fire and such other hazards or risks as are customarily insured against by companies similarly situated and operating like properties; and shall similarly insure employers' and public liability risks in good and responsible insurance companies; and shall upon request of Lender furnish a certificate setting forth in summary form the nature and extent of the insurance maintained by Borrower, AGI and ASHL identifying Lender as Loss Payee.

          (f) NOTICE OF PROCEEDINGS. Immediately after the commencement thereof, give notice to Lender in writing of all actions, suits and proceedings before any court or governmental department, commission, board or other administrative agency which may have a material effect on the operations of Borrower, AGI or ASHL.

          (g) NOTICE OF DEFAULT. Immediately after the commencement thereof, give notice to Lender in writing of the occurrence of a Default, as defined below, or an event which with notice or lapse of time or both would constitute a Default.

     8. ADDITIONAL AFFIRMATIVE COVENANTS. Except to the extent compliance is in any case or cases waived in writing by Lender:

          (a) FINANCIAL STATEMENTS. No later than May 20, 1997, Borrower shall provide Lender financial statements of Borrower, reasonably acceptable to Lender, audited by independent certified public accountants, including the balance sheet and statements of income, retained earnings and cash flows, including notes and the opinion of such independent certified public accountants.

          (b) CONSENTS TO LLC PLEDGE. No later than May 20, 1997, Borrower shall provide Lender consents duly executed by the other members of Cape Composites consenting to the LLC Pledge in such form as is acceptable to Lender.

          (c)  REGISTRATION STATEMENT.

               (i) DELIVERY OF DRAFT REGISTRATION STATEMENT. No later than June 2, 1997, Borrower shall provide Lender a substantially completed draft of the appropriate registration statement under which Borrower may offer shares of its capital stock to the public pursuant to a registered public offering ("Registration Statement").

               (ii) DELIVERY AND REGISTRATION OF FINAL REGISTRATION STATEMENT. No later than June 12, 1997, Borrower shall file a final Registration Statement with the Securities and Exchange Commission and provide Lender a copy thereof promptly after such filing.

          (d) PERFECTION OF SECURITY INTEREST IN ENGLAND. Borrower shall undertake any such actions as reasonably required, or cause such actions to be undertaken, in order that Lender may perfect its security interest pursuant to the ASHL Asset Pledge.

          (e) FORECASTS. No later than May 20, 1997, Borrower shall provide Lender with complete forecasts of Borrower's expected operating results and projected financial statements for the years 1998 and 1999.

     9.   DEFAULT.

          (a) EVENTS OF DEFAULT. If any one or more of the following conditions or events ("Events of Default") shall occur:

              (i) DEFAULT IN PAYMENT OF NOTE. If the Borrower shall default in the timely payment of any principal or interest due under the terms of this Note; provided, however, that, if this Note is not extended pursuant to Section 10 hereof, Borrower shall have thirty
              (30) days after June 16, 1997 to pay all amounts outstanding under this Note; or

              (ii) DEFAULT IN COMPLIANCE WITH NOTE TERMS. If Borrower shall default in the performance of or compliance with any term (other than payment of any principal or interest hereon and other than as otherwise provided herein) contained in this Note and such default shall not have been remedied within thirty (30) business days after written notice thereof to the Borrower; or

              (iii) BREACH OF SECTION 8 COVENANTS. If Borrower shall default in the performance of or compliance with any covenant in Section 8 hereof; provided, however, that, upon such a default, Borrower shall have thirty (30) days thereafter to pay all amounts outstanding under this Note; or

              (iv) BREACH OF REPRESENTATION OR WARRANTY. If any representation or warranty made by Borrower in this Note proves to be incorrect in any material respect or is breached in any material respect; provided, however, that upon such a default, Borrower shall have thirty (30) days thereafter to pay all amounts outstanding under this Note; or

              (v) CROSS DEFAULT. If the Borrower defaults in the payment of the principal or interest of any indebtedness for borrowed money or dividend payments when due, unless such indebtedness is extended or renewed; provided, however, that upon such a default (other than a default under that certain Amended and Restated Secured Promissory Note dated May 4, 1997 in favor of Deere Park Capital Management, Inc.), Borrower shall have thirty (30) days thereafter to pay all amounts outstanding under this Note; or

              (vi) BANKRUPTCY; INSOLVENCY; INVOLUNTARY OR VOLUNTARY LIQUIDATION OR DISSOLUTION. If the Borrower shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay a major part of its debts as they become due, or shall become the subject of any insolvency, bankruptcy, receivership, or dissolution proceeding, or the holders of a majority of the outstanding capital stock of the Borrower shall take any action looking to the dissolution or liquidation of the Borrower;

          then the Lender may at any time, at the option of the Lender, by written notice given to the Borrower, declare this Note to be, and this Note shall thereupon become, due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Borrower forthwith will pay to the Lender the entire principal of and interest accrued on this Note; provided, however, that no such notice shall be required concerning a default under clause (vi) above.

          (b) REMEDIES ON DEFAULT, ETC. In case any one or more Events of Default shall occur, the Lender may proceed to protect and enforce its rights, by an action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby, or by law. In such event, Lender shall have all rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and the Obligations. With respect to such rights and remedies, written notice, when required by law, sent to any address of Borrower in this Note at least ten (10) calendar days (including the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

          No right, power or remedy conferred by this Note upon any Holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statue or otherwise. The Borrower waives presentment, demand, notice of dishonor and protest, and agrees to pay all costs of collection, before and after judgment, including reasonable attorneys' fees and legal expenses and all expenses of taking possession, holding, preparing for disposition and disposing of the Collateral. After deduction of such expenses, Lender may apply the proceeds of disposition to Borrower's obligations in such order and amounts as it elects.

     10. EXTENSION OF TERM. If Borrower shall comply with all of the provisions and covenants of Section 8 hereof, as provided thereby, Lender shall extend the date upon which payment under this Note is due to the earlier to occur of: (i) December 31, 1997; or (ii) five (5) days after the first day the shares of Borrower are made available to the public pursuant to a registered public offering.

     11. PAYMENT OF LENDER'S FEES AND EXPENSES. Borrower shall reimburse Lender for all fees and expenses incurred in the negotiation, preparation, execution and delivery of this Note and the consummation of the transactions herein contemplated, including, without limitation, all out-of-pocket expenses incurred by Lender and any attorneys' fees related hereto.

     12. NATURE OF NOTE. This Note constitutes a replacement and substitute for the Original Note. The indebtedness evidenced by the Original Note is continuing indebtedness, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Original Note, or to release or otherwise adversely affect any lien or security interest securing such indebtedness or any rights of Lender against any party primarily or secondarily liable for such indebtedness.

     13.  MISCELLANEOUS.

          (a) AMENDMENTS AND WAIVERS. Any term of this Note may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Borrower and the Lender. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon. The Lender may, from time to time and without notice, renew or extend the time for payment, accept partial payments, release or impair any Collateral security for payment of this Note, or agree not to sue any party liable upon it.

          (b) NOTICES. All notices or communications hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, addressed to the address of each party as shall have furnished to the other party in writing. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed.

          (c) GOVERNING LAW. This Note is made pursuant to and shall be construed in accordance with the internal laws of the State of Illinois.

          (d) SEVERABILITY. If any provision of this Note is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severed, enforced to the extent possible, or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability thereof shall not affect the remainder of this Note.

          (e) CAPTIONS; GENDERS. The captions and headings used in this Note are for convenience and ease of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Note. Unless otherwise provided herein, or unless the context requires otherwise, the use of the singular shall include the plural and the use of any gender shall include all genders.

          (f) BINDING NATURE. This Note and all of its terms shall be binding upon the parties, their heirs, successors, administrators and assigns.

          (g) CONSENT TO JURISDICTION.  BORROWER HEREBY CONSENTS TO THE
              -----------------------
          EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN COOK COUNTY, ILLINOIS, AND WAIVES ANY OBJECTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, WITH REGARD TO
                                       -----------------------
          ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. BORROWER WAIVES ITS RIGHT TO A JURY TRIAL AND PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS TO ALL SUCH SERVICE OF PROCESS MADE BY REGISTERED OR CERTIFIED MAIL OR BY MESSENGER DIRECTED TO THE ADDRESS SPECIFIED BELOW. NOTHING HEREIN SHALL AFFECT SECURED PARTIES' RIGHTS TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW, OR LIMIT SECURED PARTIES' RIGHT TO BRING PROCEEDINGS AGAINST BORROWER OR ITS PROPERTY OR ASSETS IN THE COMPETENT COURTS OF ANY OTHER JURISDICTION OR JURISDICTIONS.

     IN WITNESS WHEREOF, Borrower have caused this Note to be signed and attested by its duly authorized officer on or as of the date first written above.

                                    COYOTE SPORTS, INC.


                                    BY: /s/ Mel Stonebraker
                                        _____________________________________
                                        Mel Stonebraker, President